FINANCING INCOME, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
FINANCING INCOME, NET [Abstract]
Short-term interest expenses, commissions and other	$ (64)	$ 309	$ (1,201)
Gains in respect of marketable securities	$ 666	$ 133
Interest expenses in respect of long-term loans			$ (4)
Interest income in respect of deposits	$ 773	$ 982	1,998
Exchange rate differences and others, net	(186)	280	(555)
Financing income, net	$ 1,189	$ 1,704	$ 238